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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 30, 2001



                             TOWER AUTOMOTIVE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      1-12733               41-1746238
      (State or other                                        (IRS Employer
jurisdiction of incorporation)   (Commission File Number)   Identification No.)

                                 4508 IDS Center
                              Minneapolis, MN 55402
          (Address of Principal Executive Offices, including Zip Code)



                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     Item 5 of the Form 8-K filed on September 4, 2001 is deleted and is hereby amended and restated in its entirety to read as follows:

     On August 29, 2001, we entered into a Securities Purchase Agreement with several accredited investors (collectively, the "Investors"), pursuant to which we agreed to issue and sell to the Investors, and the Investors agreed to purchase from us, an aggregate of 3,636,400 shares (the "Shares") of our common stock for an aggregate purchase price of $40,000,400 in a private placement (the "Financing"). Pursuant to a Registration Rights Agreement, we have agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the shares of our common stock by the Investors.



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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 31, 2001.

                               Tower Automotive, Inc.


                                    /s/ Anthony A. Barone
                                    --------------------------------------------
Date: September 5, 2001        By:  Anthony A. Barone
                               Its: Vice President and Chief Financial Officer
                                    (Principal Accounting and Financial Officer)





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